ADVISORSHARES TRUST

AdvisorShares VICE ETF

NYSE Arca ticker: ACT

Supplement dated November 15, 2017

to the Prospectus and Statement of Additional Information

dated November 14, 2017

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information for the AdvisorShares Vice ETF (the “Fund”) and should be read in conjunction with those documents.

Shares of the Fund will be available for purchase by investors when the Fund commences operations. The Fund is expected to commence operations in early December 2017 and no purchase of the Fund’s shares will be accepted prior to that time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.